Receivables	12 Months Ended
Mar. 31, 2012
Receivables
Receivables

5.  Receivables

Receivables, including amounts due under long-term contracts (contract receivables), are summarized as follows:

	March 31
	2012	2011
Billed receivables
U.S. Government contracts	$241,701	$189,471
Commercial and other	215,653	227,579
Unbilled receivables
U.S. Government contracts	447,572	432,342
Commercial and other	135,877	105,640
Less allowance for doubtful accounts	(11,648)	(9,421)
Net receivables	$1,029,155	$945,611

Receivable balances are shown net of customer progress payments received of $461,743 as of March 31, 2012 and $441,159 as of March 31, 2011.   ATK also had $312,843 and $188,935 of long-term unbilled receivables, primarily relating to commercial aerospace programs, recorded in deferred charges and other non-current assets at March 31, 2012 and 2011, respectively.

Unbilled receivables represent the balance of recoverable costs and accrued profit, comprised principally of revenue recognized on contracts for which billings have not been presented to the customer because the amounts were earned but not contractually billable as of the balance sheet date. These amounts include expected additional billable general overhead costs and fees on flexibly priced contracts awaiting final rate negotiations, and are expected to be billable and collectible within one year.

The following is a reconciliation of the changes in ATK’s allowance for doubtful accounts during fiscal 2011 and 2012:

Balance at April 1, 2010	$9,848
Expense	5,432
Write-offs	(201)
Reversals and other adjustments	(5,658)
Balance at March 31, 2011	9,421
Expense	5,317
Write-offs	(377)
Reversals and other adjustments	(2,713)
Balance at March 31, 2012	$11,648